[GRAPHIC OMITTED]

                                PICTURE OF FLAGS

GABELLI GOLD FUND
FIRST QUARTER REPORT - MARCH 31, 2003

                                                               [GRAPHIC OMITTED]
                                                         PICTURE OF CAESAR BRYAN

                                                                    CAESAR BRYAN

                                     * * * *

    MORNINGSTAR RATED(TM) GABELLI GOLD FUND CLASS AAA SHARES 4 STARS OVERALL
     AND FOR THE THREE AND FIVE-YEAR PERIOD ENDED 03/31/03 AMONG 32 AND 27
                 SPECIALTY-PRECIOUS METALS FUNDS, RESPECTIVELY.

TO OUR SHAREHOLDERS,

      The first quarter of 2003 was particularly frustrating for gold equity investors. During January the gold price powered ahead, yet gold equities did not respond. Then, when the gold price fell sharply from what was a very overbought condition, gold stocks declined to levels only briefly experienced last year when the gold price was at much lower levels. We do believe that we are in a gold bull market, but the going has been hard; hopefully, patience will be rewarded.

      For the first quarter of 2003 the gold price declined by about ten dollars to $337.50 per ounce which represents a decline of 2.7%. The gold price was very volatile during the quarter. Having traded in a fairly narrow band between $310 and $320 per ounce from May 2002 to November 2002, the price took off at the beginning of November and by the start of February was trading above $380 per ounce. Gold began to rally along with the oil price when it became apparent that diplomatic attempts to solve the Iraq issue would fail. However, the "war premium" in gold began to dissipate even before hostilities began. By the end of March the gold price had fallen to the low $330s per ounce, which, by coincidence, was the level of gold's 200-day moving average. Gold equities did not respond to the last thirty-five dollars of gold's new year run and when the price began to fall, which was coincident with a strong general equity market rally, gold equities sold off.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for a variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the
performance  figures  associated  with  its  three-,   five-  and  ten-year  (if
applicable) Morningstar Rating metrics. Performance is for Class AAA Shares. Other share classes may have different performance characteristics. (C)2002 Morningstar, Inc. All Rights Reserved.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.

INVESTMENT RESULTS (CLASS AAA SHARES) (A)

                                                 Quarter
                           -------------------------------------------------
                            1ST        2ND       3RD         4TH       YEAR
                            ---        ---       ---         ---       ----
 2003: Net Asset Value ....$10.83      --        --          --          --
       Total Return .......(11.8)%     --        --          --          --
--------------------------------------------------------------------------------
 2002: Net Asset Value .... $9.54     $10.54    $10.55      $12.28     $12.28
       Total Return ....... 45.4%      10.5%      0.1%       16.4%      87.2%
--------------------------------------------------------------------------------
 2001: Net Asset Value .... $4.88      $6.12     $6.33       $6.56      $6.56
       Total Return ....... (7.2)%     25.4%      3.4%        4.7%      26.0%
--------------------------------------------------------------------------------
 2000: Net Asset Value .... $5.19      $5.27     $5.04       $5.26      $5.26
       Total Return .......(16.7)%      1.5%     (4.4)%       4.4%     (15.6)%
--------------------------------------------------------------------------------
 1999: Net Asset Value .... $5.45      $5.39     $6.74       $6.23      $6.23
       Total Return ....... (3.7)%     (1.1)%    25.1%       (7.6)%     10.1%
--------------------------------------------------------------------------------
 1998: Net Asset Value .... $6.63      $5.68     $6.17       $5.66      $5.66
       Total Return ....... 12.9%     (14.3)%     8.6%       (8.3)%     (3.6)%
--------------------------------------------------------------------------------
 1997: Net Asset Value ....$11.83      $9.79     $9.17       $5.87      $5.87
       Total Return ....... (4.0)%    (17.2)%    (6.3)%     (35.4)%    (51.9)%
--------------------------------------------------------------------------------
 1996: Net Asset Value ....$14.00     $13.40    $13.46      $12.32     $12.32
       Total Return ....... 22.7%      (4.3)%     0.4%       (8.5)%      8.0%
--------------------------------------------------------------------------------
 1995: Net Asset Value ....$11.00     $11.96    $12.27      $11.41     $11.41
       Total Return ....... (0.6)%      8.7%      2.6%       (7.0)%      3.1%
--------------------------------------------------------------------------------
 1994: Net Asset Value .... --         --       $12.37      $11.07     $11.07
       Total Return ....... --         --        23.7%(b)   (10.5)%     10.7%(b)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003(A)
             ------------------------------------------------
                                                                       SINCE
                             QUARTER   1 YEAR    3 YEAR    5 YEAR   INCEPTION(B)
                             -------   ------    ------    ------   ------------
Gabelli Gold Fund
   Class AAA ............... (11.81)%  13.52%    28.21%    10.53%       1.15%

Philadelphia Gold and
   Silver Index ............ (12.19)%  (3.66)%    7.77%    (2.20)%     (4.50)%
Lipper Gold Fund Average ... (12.12)%   6.27%    18.60%     3.97%      (2.02)%
--------------------------------------------------------------------------------
(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Philadelphia Gold & Silver Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on July 11, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.
--------------------------------------------------------------------------------

      The net asset value of the Gabelli Gold Fund (the "Fund") declined by 11.81% during the quarter. This compares with a decline of 12.12% for the average gold-oriented mutual fund monitored by Lipper and 12.19% for the Philadelphia Gold and Silver ("XAU") Index calculated by the Philadelphia Stock Exchange.

MULTI-CLASS SHARES

      The Gabelli Gold Fund began offering additional classes of Fund shares in December 2002. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain long-term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

OUR APPROACH

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2003. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:
                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/03

                           NORTH AMERICA        64.0%
                           SOUTH AFRICA         22.3%
                           ASIA/PACIFIC          5.8%
                           EUROPE                5.8%
                           LATIN AMERICA         2.1%

COMMENTARY

      We believe that there is a strong investment case for having some gold exposure in a diversified investment portfolio. Put simply, this is based on gold being a financial asset, which is no one else's liability. We believe this is important and relevant in an environment of high levels of debt and continuing fears of deflation. A reasonable and oft-repeated response to this statement is "so what?".

      As a financial asset, the competition for gold is paper or fiat money such as the dollar, euro or yen. In the current economic environment of slow growth and very low inflation, monetary authorities in the U.S., Japan and Europe have embarked on a fairly aggressive policy of reflation. Of course, the key currency remains the dollar. The U.S. needs to attract over $1.5 billion per day to finance its current account deficit, which is now approaching 5% of Gross National Product ("GNP"). This absorbs a large percentage of the world's pool of net savings. Usually when a country has a deficit approaching 5% of GNP, its currency comes under pressure and weakens. Obviously, the U.S. is different since they are the custodians of the world's reserve currency. So maybe the rules won't apply and the dollar will hold up against the other major currencies. Certainly the alternatives, the euro and yen, are not particularly attractive in their own right. Growth in Europe is anemic and certainly less than that in the U.S., and the Japanese financial system remains in disarray. Both policy makers and business people in Europe and Japan do not want their currencies to strengthen. A strengthening currency is tantamount to a tightening of monetary policy. Currency appreciation will just exacerbate their economic slowdowns as their export industries become less competitive. In a low demand world no one wants a strong currency. Almost by default, gold is attractive. Central Banks can sell their gold, but they cannot create any more using a printing press.

      The case for gold being regarded as a financial asset was made by Alan Greenspan, Chairman of the Federal Reserve Board, in December 2002 in a speech to the Economic Club of New York:

      "Although the gold standard could hardly be portrayed as having produced a period of price tranquility, it was the case that the price level in 1929 was not much different, on net, from what it had been in 1800. But, in the two decades following the abandonment of the gold standard in 1933, the consumer price index in the United States nearly doubled. And, in the four decades after that, prices quintupled. Monetary policy, unleashed from the constraint of domestic gold convertibility, has allowed a persistent over issuance of money. As recently as a decade ago, central bankers, having witnessed more than a half-century of chronic inflation, appeared to confirm that a fiat currency was inherently subject to excess."

INVESTMENT SCORECARD

      The first quarter belonged to exploration stocks and the small producers. Our best performer was Nevsun Resources which is exploring for gold in East and West Africa. Good drilling results pushed the stock up by over 70% during the quarter. Other exploration stocks that did well included Monterrico Metals, Moydow Mines, Kenor, Ivanhoe and FNX Mining. These are small, speculative investments and the Fund will not make a large commitment to these types of companies. However, a successful exploration program can deliver huge profits which makes a small investment worthwhile. The Fund concentrates on larger, established gold companies but will make a small commitment to exploration companies. For example, during the first quarter we established small positions in five exploration stocks that included QGX, Minefinders, Alamos Gold, Centamin Egypt and X-Cal Resources.

      Among our larger positions, only Freeport-McMoRan had a positive return for the quarter. Newmont Mining fell by 9.9% and Placer Dome declined by 12.1%. Our large South African holdings, namely Gold Fields and Harmony Gold, were major disappointments. They both fell by over 25%. We do not believe that this decline was for an operating difficulty but rather because the South African Rand appreciated significantly. The strength of the Rand has the effect of reducing revenues denominated in Rand with little or no offset on costs. This results in much lower margins. The Rand has risen to levels far in excess of fair value because foreign investors in their search for yield have been buying high yielding South African bonds. We don't know how long this will last, but we do know that it could be longer than we would like. Both Gold Fields and Harmony Gold have strong balance sheets and we have retained our investments in these companies preferring to look past this inconvenience.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 2003.

ANGLOGOLD LTD. (AU - $30.18 - NYSE) is one of the world's largest gold producers at nearly six million ounces per year and with operations in four continents. The company generates strong cash flow, which allows it to undertake substantial investments in exploration and development in addition to paying a significant dividend. Recently, Anglogold has significantly reduced its gold hedging programs, making the company a more attractive investment for gold investors who believe that the gold price will move higher.

BARRICK GOLD CORP. (ABX - $15.56 - NYSE) is one of the world's leading gold mining companies. Much of Barrick's growth has come from its very high quality mines near Elko, Nevada, which the company purchased in the early 1980s. Barrick has used cash flow from its Nevada mines and the profits from the industry's most successful hedging programs to acquire other gold assets in both North America and overseas. Barrick has low operating costs, a strong balance sheet and entrepreneurial management.

FREEPORT-MCMORAN COPPER & GOLD INC. (FCX - $17.05 - NYSE) operates the world's largest and lowest-cost copper and gold mine in the world. This deposit is located at the Grasberg mine in Indonesia and is estimated at about 65 million ounces of gold and over 50 billion pounds of copper. The company also owns smaller interests in Spain and Indonesia. We believe that the company is substantially undervalued.

GLAMIS GOLD LTD. (GLG - $10.34 - NYSE) is a medium-sized gold producer based in Reno, Nevada. The company has operations in California, Nevada and Honduras. In July 2002 Glamis completed a merger with Francisco Gold, which brought Glamis two exciting projects in Mexico and Guatemala. The company is unhedged, debt free and has an interesting growth profile.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       MAY               JUNE             JULY
                       ---               ----             ----
      1st Tuesday      Howard Ward       Howard Ward      Howard Ward
      1st Wednesday    Henry Van der Eb  Susan Byrne      Caesar Bryan
      2nd Wednesday    Caesar Bryan      Walter Walsh     Charles Minter & Martin Weiner
      3rd Wednesday    Elizabeth Lilly   Ivan Arteaga     Hartswell Woodson
      4th Wednesday    Barbara Marcin    Barbara Marcin   Ivan Arteaga
      5th Wednesday                                       Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

CONCLUSION

      We believe that the recent correction in gold and gold equities represents a good buying opportunity. We anticipate that rising investment demand due to the continued efforts of central banks to reflate will be reflected in higher prices. At the same time, we expect gold companies to further reduce their forward sales of gold by buying back these positions and in effect closing out short positions. This activity should limit the downside in the gold price.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554). The Fund's Nasdaq symbol is GOLDX for Class AAA Shares. Please call us during the business day for further information.

                                                    Sincerely,

                                                    /S/ CAESAR BRYAN

                                                    CAESAR BRYAN
                                                    Portfolio Manager

May 9, 2003

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
   SHARES                                           VALUE
   ------                                          ------
            COMMON STOCKS -- 90.1%
            METALS AND MINING -- 90.1%
            AUSTRALIA -- 4.8%
 2,000,000  Apollo Gold Mining Ltd.+ (a)(b) ...$    157,117
   250,000  Centamin Egypt Ltd., Australia+ ...      30,970
 1,250,000  Centamin Egypt Ltd., London+ ......     163,005
 1,900,000  Croesus Mining NL+ ................     780,749
   350,000  Kingsgate Consolidated Ltd. .......     755,066
 6,395,000  Lihir Gold Ltd.+ ..................   5,217,030
   925,000  Tanami Gold NL+ ...................      67,077
   231,664  Troy Resources NL .................     237,989
                                               ------------
                                                  7,409,003
                                               ------------
            IRELAND -- 0.0%
   214,771  Glencar Mining plc+ ...............       4,243
                                               ------------
            LATIN AMERICA -- 2.2%
   134,800  Compania de Minas Buenaventura
              SA, ADR .........................   3,370,000
                                               ------------
            NORTH AMERICA -- 54.9%
   454,000  Agnico-Eagle Mines Ltd., New York .   5,951,940
    55,000  Agnico-Eagle Mines Ltd., Toronto ..     714,169
   100,000  Alamos Gold Inc.+ .................      87,699
 1,295,300  Apollo Gold Corp.+ ................   3,073,271
   291,000  Apollo Gold Corp.,
              Restricted+ (a)(b) ..............     655,914
   500,000  Ariane Gold Corp.+ ................     220,947
   475,000  Arizona Star Resource Corp.+ ......     655,533
 1,350,000  Aurizon Mines Ltd.+ ...............   1,082,981
   400,000  Axmin Inc.+ .......................      70,703
 1,000,000  Axmin Inc., Restricted+ (a)(b) ....     167,920
   200,000  Barrick Gold Corp. ................   3,112,000
 1,625,000  Eldorado Gold Corp.+ ..............   2,143,187
   212,000  FNX Mining Co. Inc.+ ..............     893,578
   507,500  Freeport-McMoRan Copper &
              Gold Inc., Cl. B+ ...............   8,652,875
   355,000  Glamis Gold Ltd., New York+ .......   3,670,700
   218,200  Glamis Gold Ltd., Toronto+ ........   2,247,359
   197,600  Goldcorp Inc., New York ...........   2,096,536
   213,200  Goldcorp Inc., Toronto ............   2,261,085
   102,000  Golden Queen Mining Co. Ltd.+ .....      43,686
   200,000  Golden Star Resources Ltd.,
              New York +(a) ...................     361,257
   300,000  Golden Star Resources Ltd.,
              Toronto+ ........................     540,471
   843,600  High River Gold Mines Ltd.+ .......   1,129,816
    75,000  IAMGOLD Corp., New York ...........     327,750
 1,485,060  IAMGOLD Corp., Toronto ............   6,461,436
   545,000  Ivanhoe Mines Ltd.+ ...............   1,241,213
   605,000  Kinross Gold Corp., New York+ .....   3,726,800
   549,999  Kinross Gold Corp., Toronto+ ......   3,380,145
14,185,000  McWatters Mining Inc.+ ............   1,928,699
   465,295  Meridian Gold Inc., New York+ .....   4,397,038
    70,000  Meridian Gold Inc., Toronto+ ......     663,385
    45,000  Minefinders Corp. Ltd.+ ...........     229,445
 1,970,000  Miramar Mining Corp.+ .............   1,874,991
   100,000  Moydow Mines International Inc.+ ..      55,067
   610,000  Nevsun Resources Ltd.+ ............   1,555,128

                                                   MARKET
   SHARES                                           VALUE
   ------                                          ------
   175,000  Nevsun Resources Ltd.,
              Private Placement+ (a)(b) .......$    423,836
   322,071  Newmont Mining Corp. ..............   8,422,157
   174,147  Placer Dome Inc., Australia .......   1,664,835
   478,000  Placer Dome Inc., New York ........   4,684,400
    40,000  Placer Dome Inc., Toronto .........     397,297
   400,000  QGX Ltd.+ (a)(b) ..................     297,089
   902,700  River Gold Mines Ltd.+ ............   1,663,098
 1,370,000  Wheaton River Minerals Ltd.+ ......   1,154,908
 1,120,000  Wheaton River Minerals Ltd.,
              Private Placement+ (a)(b) .......     896,950
   500,000  X-Cal Resources Ltd.+ .............     210,750
                                               ------------
                                                 85,490,044
                                               ------------
            NORWAY -- 1.6%
 3,549,188  Kenor ASA+ ........................   2,494,379
                                               ------------
            SOUTH AFRICA -- 22.4%
    55,500  Anglo American Platinum Corp. Ltd.    1,642,930
   207,058  AngloGold Ltd., ADR ...............   6,249,010
   175,000  Durban Roodepoort Deep Ltd.+ ......     455,787
 1,350,000  Durban Roodepoort Deep Ltd., ADR+ .   3,442,500
   923,249  Gold Fields Ltd., ADR .............   9,694,115
    50,000  Harmony Gold Mining Co. Ltd. ......     619,997
   701,326  Harmony Gold Mining Co. Ltd., ADR .   8,577,217
    15,000  Impala Platinum Holdings Ltd. .....     764,198
   114,000  Impala Platinum Holdings Ltd., ADR    2,903,956
   367,750  Northam Platinum Ltd. .............     560,666
                                               ------------
                                                 34,910,376
                                               ------------
            UNITED KINGDOM -- 4.2%
   295,000  Monterrico Metals plc+ ............     361,376
   478,600  Randgold Resources Ltd., ADR+ .....   6,250,516
                                               ------------
                                                  6,611,892
                                               ------------
            TOTAL COMMON STOCKS ............... 140,289,937
                                               ------------
            WARRANTS -- 0.2%
            AUSTRALIA -- 0.0%
 2,000,000  Apollo Gold Mining Ltd.
              expire 11/30/05+ (a)(b) .........           0
                                               ------------
            NORTH AMERICA -- 0.2%
   145,500  Apollo Gold Corp.
              expire 12/23/06+ (a)(b) .........      23,740
   500,000  Axmin Inc. expire 6/20/04+ (a)(b) .           0
   142,500  Eldorado Gold Corp.
              expire 12/23/03+ (a) ............      35,845
   100,000  Golden Star Resources Ltd.
              expire 02/14/07+ ................      34,672
   100,000  Golden Star Resources Ltd.
              expire 12/27/04+ (a) ............      55,314
   280,000  Wheaton River Minerals Ltd.
              expire 05/30/07+ (a)(b) .........      90,418

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
   SHARES                                           VALUE
   ------                                          ------
            WARRANTS (CONTINUED)
            NORTH AMERICA (CONTINUED)
   210,000  Wheaton River Minerals Ltd.
              expire 05/30/07+ (a) ............$     73,525
   500,000  X-Cal Resources Ltd.
              expire 05/30/07+ (a) ............           0
                                               ------------
            TOTAL WARRANTS ....................     313,514
                                               ------------
   OUNCES
   --------
            GOLD BULLION -- 10.4%
            NORTH AMERICA -- 10.4%
    48,330  Gold Bullion+ .....................  16,183,300
                                               ------------
            TOTAL INVESTMENTS -- 100.7%
              (Cost $156,785,143) ............. 156,786,751

            OTHER ASSETS AND
              LIABILITIES (NET) -- (0.7)% .....  (1,115,858)
                                               ------------
            NET ASSETS -- 100.0% ..............$155,670,893
                                               ============

----------------
 (a)   Security fair valued under procedures established by the Board of
       Directors.
 (b) Security is restricted as to the resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 1.74% of net assets.
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.

                                     % OF
                                    MARKET          MARKET
GEOGRAPHIC DIVERSIFICATION           VALUE           VALUE
--------------------------          ------          ------
North America ...................... 64.0%     $100,322,023
South Africa ....................... 22.3%       34,910,376
Europe .............................  5.8%        9,110,515
Asia/Pacific .......................  5.8%        9,073,837
Latin America ......................  2.1%        3,370,000
                                    ------     ------------
                                    100.0%     $156,786,751
                                    ======     ============

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2003
                                 --------------

Gold Bullion                                     Kinross Gold Corp.
Gold Fields Ltd.                                 IAMGOLD Corp.
Harmony Gold Mining Co. Ltd.                     Placer Dome Inc.
Freeport-McMoRan Copper & Gold Inc.              Agnico-Eagle Mines Ltd.
Newmont Mining Corp.                             Randgold Resources Ltd.

--------------------------------------------------------------------------------

                             GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                           Werner J. Roeder, MD
CHAIRMAN AND CHIEF                              VICE PRESIDENT/MEDICAL AFFAIRS
INVESTMENT OFFICER                              LAWRENCE HOSPITAL CENTER
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                  Anthonie C. van Ekris
CHIEF EXECUTIVE OFFICER                         MANAGING DIRECTOR
CERUTTI CONSULTANTS, INC.                       BALMAC INTERNATIONAL, INC.

Anthony J. Colavita                             Daniel E. Zucchi
ATTORNEY-AT-LAW                                 PRESIDENT
ANTHONY J. COLAVITA, P.C.                       DANIEL E. ZUCCHI ASSOCIATES

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGER
Caesar Bryan                                    Bruce N. Alpert
PORTFOLIO MANAGER                               PRESIDENT

James E. McKee                                  Gus Coutsouros
SECRETARY                                       VICE PRESIDENT AND TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB008Q103SR


[GRAPHIC OMITTED]

PICTURE OF MARIO GABELLI

GABELLI
GOLD
FUND,
INC.

                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2003